Acquisition of Business	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
ACQUISITION OF BUSINESS:

NOTE 3: ACQUISITION OF BUSINESS

On June 1, 2019, the Company completed the acquisition of the operational assets of Imdecol Ltd, a global integrator and manufacturer of automatic and robotic systems that enhance the productivity of production lines. The Company has determined that the acquired assets and operations, represent a business and thus, the transaction was accounted for as a business combination transactions under ASC 805, “Business Combinations” in accordance with the acquisition method.

The purchase price was comprised as follows:

a.	An advance of $276 was paid to Imdecol in cash upon signing the definitive agreement in March 2019;

b.	An additional approximately $1,619 was paid to Imdecol in cash at closing, on June 1, 2019.

c.	The final consideration would have been required to be paid by August 2020, according to certain performance conditions (“Contingent Consideration”).

The Imdecol acquisition expenses amounted to approximately $138.

The purchase price allocation of the acquired business was as follows:

June 01,
2019
Cash paid	1,895
Contingent Consideration (1)	-
Total acquisition price	$1,895

Recognized amounts of identifiable assets acquired:
Intangible assets, net (2)	953
Property and equipment, net	91
Inventory	380
Loss Contracts (3)	(614)
Net assets acquired	810
Goodwill (4)	1,085

(1)	The Company measured the fair value of the Contingent Consideration upon the completion of the acquisition (June 2019) at Zero. The performance of the acquired business up to August 2020 has not met the profitability goals for contingent payment. Accordingly, no Contingent Consideration was required to be paid.

(2)	The fair value adjustment estimate of identifiable intangible assets were determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.

(3)	Loss contracts - management identified certain contracts of the acquired operations of Imdecol as loss contracts as it was determined that the unavoidable costs of meeting the obligations assumed under such contracts (i.e. the expected manufacturing costs and service costs including labor expenses) exceed the expected future economic benefits to be received. Those loss contracts were recognized as a liability at fair value as of the acquisition date.

(4)	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $1,085. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8B).

Upon completion of the acquisition, the goodwill was allocated to the acquired operations as it was determined to represent a separate reporting unit and commencing 2020 is also recognized as an operating segment (the Intelligent Robotics segment). During the years ended December 31, 2020 and 2019, the Company recognized an impairment loss in an amount of $471 and $614, units and accordingly as of December 31, 2021, the balance of the goodwill related to such reporting unit is 0.